SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


Date of Report (earliest event reported): August 5, 2004


                         NEWTEK BUSINESS SERVICES, INC.
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               (Exact name of issuer as specified in its charter)


           New York                        001-16123            11-504638
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 (State or other jurisdiction of        (Commission file      (I.R.S.Employer
  incorporation or organization)            number)          Identification No.)


100 Quentin Roosevelt Blvd., Garden City, NY                      11530
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  (Address of principal executive offices)                     (Zip Code)



Issuer's telephone number, including area code:  (516) 390-2260
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                              Newtek Capital, Inc.
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                                  (Former Name)

                           FORWARD-LOOKING STATEMENTS

         This current Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "project," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc., that could render actual outcomes and results materially different than expected or predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for our services; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

Item 12  Results of Operations and Financial Condition.

         On August 5, 2004 Newtek Business Services, Inc. issued a press release concerning the results of its operations for the second quarter of 2004. For the quarter, it reported gross revenue of $14.5 million and net earnings of $0.07 per diluted share. Pursuant to the requirements of Item 12 of Form 8-K, Newtek has furnished this press release by attaching a copy as Exhibit 99.1, hereto.


                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                NEWTEK BUSINESS SERVICES, INC.


Date: August 6, 2004            /s/ Barry Sloane
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                                Barry Sloane
                                Chairman of the Board, Chief
                                Executive Officer and Secretary